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COMMON STOCK                                                   COMMON STOCK
Without Par Value                                              Without Par Value

Number                                                                   Shares

INCORPORATED UNDER
THE LAWS OF UTAH

                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                             SALT LAKE CITY, UTAH, MINNEAPOLIS,
                                             MINNESOTA OR IN NEW YORK, NEW YORK

                                             CUSIP 748356 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                               QUESTAR CORPORATION

THIS CERTIFIES THAT

IS THE OWNER OF

FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF QUESTAR CORPORATION

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

                       WITNESS THE SEAL OF THE CORPORATION
              AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

[Corporate Seal]

Dated:                                    REGISTERED
                                            ZIONS FIRST NATIONAL BANK
                                            SALT LAKE CITY, UTAH       REGISTRAR
                                          BY
                                                            AUTHORIZED SIGNATURE
/S/ [ILLEGIBLE     ]                      COUNTERSIGNED
PRESIDENT AND CHIEF EXECUTIVE OFFICER       QUESTAR CORPORATION
                                            SALT LAKE CITY, UTAH  TRANSFER AGENT
/S/ CONNIE C. HOLBROOK
SECRETARY                                 BY                 AUTHORIZED OFFICER

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                               QUESTAR CORPORATION

          This Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and with respect to any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such requests should be made to the Secretary of the Corporation, P.O. Box 45433, Salt Lake City, Utah 84145-0433.

           This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Questar Corporation and U.S. Bank National Association, or any successors, dated as of February 13, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Questar Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Rights will expire on the close of business on March 25, 2006 unless redeemed prior thereto. Questar Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                   UNIF GIFT MIN ACT ________ Custodian _______
TEN ENT - as tenants by the entireties                               (Cust)          (Minor)
JT TEN  - as joint tenants with right of                        Under Uniform Gifts to Minors
          survivorship and not as tenants                     Act ______________________
          in common                                                     (State)

         Additional abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto Please insert Social Security or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________   ____________________________________________________________
                    NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                    THE NAME AS  WRITTEN  UPON THE  FACE OF THE  CERTIFICATE  IN
                    EVERY PARTICULAR,  WITHOUT  ALTERATION OR ENLARGEMENT OR ANY
                    CHANGE WHATEVER

Signature(s) Guaranteed By:

_______________________________________    _____________________________________

THE SIGNATURE  SHOULD BE GUARANTEED BY
A BROKERAGE FIRM OR A FINANCIAL
INSTITUTION  THAT  IS A  MEMBER  OF A
SECURITIES APPROVED MEDALLION PROGRAM
NOTARIZED OR WITNESSED SIGNATURES
ARE NOT ACCEPTABLE.
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